Exhibit 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Principal Executive and Financial Officer of Bestway Coach Express Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-KSB of Bestway Coach Express Inc., for the year ended November 30, 2006.

The undersigned certifies that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of Bestway Coach Express Inc. as of November 30, 2006.

This Certification is executed as of March 15, 2007.

By: /s/Wilson Cheng

Name: Wilson Cheng
Title: Chairman, President & Treasurer
(Principal Executive Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Bestway Coach Express Inc. and will be retained by Bestway Coach Express Inc. and furnished to the Securities and Exchange Commission or its staff upon request.